Exhibit 99.1

Picard Medical Receives NYSE American Acceptance of Compliance Plan

-Company continues advancing long-term growth strategy under accepted compliance plan-

TUCSON, Ariz., July 27, 2026 — Picard Medical, Inc. (NYSE American: PMI) (the “Company” or “Picard Medical”), parent company of SynCardia Systems LLC, maker of the world’s first and only total artificial heart approved by both the U.S. FDA and Health Canada, today announced that the NYSE American LLC (“NYSE American”) has accepted the Company’s plan to regain compliance with the exchange’s continued listing standards under Sections 1003(a)(i) and (ii) of the NYSE American Company Guide.

The acceptance of the Company’s compliance plan allows Picard Medical to continue listing and trading its common stock on the NYSE American under the ticker symbol “PMI” while executing the operational, strategic, and financial initiatives outlined in its plan. The Company has been granted a compliance period through November 8, 2027, subject to periodic review by the NYSE American and continued compliance with all other applicable listing standards.

“We are pleased that the NYSE American has accepted our compliance plan, providing a clear path forward as we continue executing our long-term strategy,” said Richard Fang, Interim Chief Executive Officer of Picard Medical. “Over the past year, we have made meaningful progress across our business; from advancing our next-generation Emperor Total Artificial Heart platform to strengthening our financial position and continuing to support patients through our proven SynCardia Total Artificial Heart technology. We remain focused on building on this momentum, achieving compliance, and creating long-term value for our shareholders.”

The Company’s compliance plan reflects its commitment to strengthening its financial position while continuing to advance strategic initiatives that support long-term growth. Picard Medical will continue working closely with the NYSE American throughout the compliance period and expects to provide updates as appropriate.

About Picard Medical and SynCardia

Picard Medical, Inc. is the parent company of SynCardia Systems, LLC (“SynCardia”), the Tucson, Arizona–based leader with the only commercially available total artificial heart technology for patients with end-stage heart failure. SynCardia develops, manufactures, and commercializes the SynCardia Total Artificial Heart (“STAH”), an implantable system that assumes the full functions of a failing or failed human heart. It is the first artificial heart approved by both the FDA and Health Canada, and it remains the only commercially available artificial heart in the United States and Canada. With more than 2,100 implants performed at hospitals across 27 countries, the STAH is the most widely used and extensively studied artificial heart in the world. For additional information about Picard Medical, please visit www.picardmedical.com or review the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov.

Forward-looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management’s current expectations, assumptions, and beliefs and involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Forward-looking statements can often be identified by words such as “anticipate,” “believe,” “continue,” “expect,” “goal,” “intend,” “may,” “plan,” “remain,” “target,” “will,” “advance,” “expand,” and similar expressions, and variations or negatives of these words.

These statements include, but are not limited to, statements regarding the Company’s financial condition, future operating results, commercialization activities, expectations for growth, expanding utilization of the SynCardia Total Artificial Heart, advancing development of the Emperor Total Artificial Heart and other next-generation technologies, capital raising activities, strengthening the Company’s commercial and financial position, strategic initiatives, and other statements that are not historical facts.

Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements. Factors that may cause such differences include, but are not limited to, risks relating to the Company’s ability to obtain additional financing, maintain compliance with applicable stock exchange listing requirements, achieve commercial adoption of its products, obtain regulatory approvals, execute manufacturing and supply chain initiatives, successfully develop next-generation technologies, manage market conditions, and other risks described in the Company’s filings with SEC.

The Company expressly disclaims any obligation or undertaking to publicly update or revise any forward-looking statements contained herein, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by law.

Additional information about the Company, including risk factors that may affect the Company’s business, financial condition, and results of operations, is contained in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available free of charge at www.sec.gov and on the Company’s investor relations website at www.picardmedical.com.

Contact:

Investors
Eric Ribner
Managing Director
LifeSci Advisors LLC
eric@lifesciadvisors.com

Picard Medical, Inc./SynCardia Systems, LLC
IR@picardmedical.com

General/Media
Brittany Lanza
blanza@syncardia.com